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                                                                    Exhibit 10.2
                                                                    ------------


                         AMENDMENT TO MERGER AGREEMENT

     THIS AMENDMENT TO MERGER AGREEMENT is dated as of April 26, 1999 by and among WNP Communications, Inc., a Delaware corporation (the "Company"), NEXTLINK Communications, Inc., a Delaware corporation (the "Purchaser") and PCO Acquisition Corp., a Delaware corporation ("Merger Sub"). Capitalized terms used herein without definition have the meanings assigned to them in the Merger Agreement referenced below.

                                    RECITALS

     WHEREAS, the Company, Purchaser and Merger Sub are parties to an Agreement and Plan of Merger, dated as of January 14, 1999 (the "Merger Agreement"); and

     WHEREAS, the parties desire to make certain amendments to the Merger Agreement in order to change the Scheduled Closing Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.   Amendment to the Merger Agreement.
     ----------------------------------

     Section 1.2 of the Merger Agreement is hereby replaced in its entirety with the following:

          1.2. Effective Time. The Merger shall become effective at the time of the filing of the Certificate of Merger with the Secretary of State of Delaware in accordance with the applicable provisions of the DGCL. As soon as practicable after all of the conditions set forth in Article VI of this Agreement have been satisfied or waived by the party or parties entitled to the benefit of the same, the parties hereto shall cause the Merger to simultaneously become effective by making such filings at the closing of the Merger to be held at the offices of Purchaser's counsel in New York, New York (the "Closing"). Unless delayed by a Purchaser Blackout pursuant to Section 5.2(c), if the conditions contained in Sections 6.1 (a) and (c) shall have been satisfied and Purchaser shall have been notified that the condition contained in Section 6.1(e) will be satisfied upon its written acceleration request, the Closing will occur on or about April 26, 1999 (the "Scheduled Closing Date"). The parties hereto specifically waive the requirement in Section 6.1(d) that the FCC Order shall have become Final prior to the Closing. The time when the Merger shall become effective is herein referred to as the "Effective Time", and the date on which the Effective Time occurs is herein referred to as the "Closing Date."

II. No Further Amendments. Except as specifically amended hereby, the Merger Agreement shall remain unmodified and in full force and effect and is hereby reaffirmed.




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III.     Miscellaneous.
         -------------

     A. This Amendment to Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     B. This Amendment to Merger Agreement may be executed by the parties hereto in several  counterparts  hereof and by the different  parties  hereto on
separate   counterparts   hereof,  all  of  which  counterparts  shall  together
constitute one and the same agreement.



     IN WITNESS WHEREOF, Purchaser, Merger Sub and the Company have caused this Amendment to Merger Agreement to be signed and delivered by their respective duly authorized officers, as applicable, as of the date first above written.

                                            NEXTLINK COMMUNICATIONS, INC.

                                            By: /s/ R. Bruce Easter, Jr.
                                                ----------------------------
                                            Name:  R. Bruce Easter, Jr.
                                            Title: Vice President


                                            PCO ACQUISITION CORP.

                                            By: /s/ R. Bruce Easter, Jr.
                                                ----------------------------
                                            Name:  R. Bruce Easter, Jr.
                                            Title: Vice President


                                            WNP COMMUNICATIONS, INC.

                                            By: /s/ Thomas H. Jones
                                                ----------------------------
                                            Name: Thomas H. Jones
                                            Title: President